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

CREDIT SUISSE FIRST BOSTON                                                                                 Exhibit 20         Page 1
                                           Key Bank USA, N.A. Automotive Specialty Finance

                                      MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                 June 1, 1998 through June 30, 1998

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                                                              $110,004,479.62
(B) Class A Noteholders' Percentage                                                                                 67.00%
(C) Original Class A Note Balance                                                                          $73,703,000.00
(D) Class A Note Rate                                                                                                6.20%
(E) Class B Noteholders' Percentage                                                                                 17.00%
(F) Original Class B Note Balance                                                                          $18,700,000.00
(G) Class B Note Rate                                                                                                6.40%
(H) Class C Noteholders' Percentage                                                                                 10.00%
(I) Original Class C Note Balance                                                                          $11,000,000.00
(J) Class C Note Rate                                                                                                7.00%
(K) Class D Certificateholders' Percentage                                                                           6.00%
(L) Original Class D Certificate Balance                                                                    $6,601,479.62
(M) Class D Certificate Rate                                                                                         0.00%
(N) Servicing Fee Rate                                                                                               3.50%
(O) Original Weighted Average Coupon (WAC)                                                                          20.03%
(P) Original Weighted Average Remaining Term (WAM)                                                                  54.45 months
(Q) Number of Contracts                                                                                             9,006
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                                  5,500,223.98
    (ii)  Minimum Specified Reserve Balance                                                                  2,200,089.59
    (iii) Initial Deposit                                                                                    1,650,067.19

(S) Noteholders' Percentage                                                                                         94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                              Total Trust
------------------------------------------------                                                              -----------

(A) Total Portfolio Outstanding                                                                            $79,541,104.09
(B) Total Portfolio Pool Factor                                                                                 0.7230715
(C) Class A Note Balance                                                                                   $52,944,893.54
(D) Class A Principal Factor                                                                                    0.7183547
(E) Class A Interest Carryover Shortfall                                                                             0.00
(F) Class A Principal Carryover Shortfall                                                                            0.00
(G) Class B Note Balance                                                                                   $13,433,232.15
(H) Class B Principal Factor                                                                                    0.7183547
(I) Class B Interest Carryover Shortfall                                                                             0.00
(J) Class B Principal Carryover Shortfall                                                                            0.00
(K) Class C Note Balance                                                                                    $7,901,901.26
(L) Class C Principal Factor                                                                                    0.7183547
(M) Class C Interest Carryover Shortfall                                                                             0.00
(N) Class C Principal Carryover Shortfall                                                                            0.00
(O) Class D Certificate Balance                                                                             $5,261,077.15
(P) Reserve Account Balance                                                                                  4,421,365.94
(Q) Payahead Account Balance                                                                                   196,552.04
(R) Aggregate Subordinated Servicing Fees to Date                                                            2,553,969.08
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                              0.00
(T) Cumulative Net Losses for All Prior Periods                                                              7,842,115.74
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            19.92%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                    46.03 months
(W) Number of Contracts                                                                                             7,290

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                       $2,184,032.72
    (ii)  Interest Payments Received                                                                         1,303,774.66
    (iii) Repurchased Loan Principal                                                                                 0.00
    (iv)  Repurchased Loan Interest                                                                                  0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                           0.00
(C) Amount Applied From Payahead Account                                                                        42,541.60
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            19.91%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                                45.02 months
(F) Remaining Number of Contracts                                                                                   7,105
(G) Delinquent Contracts
                                                                                     Contracts                  Amount
                                                                                     ---------                  ------

    (i)   30-59 Days Delinquent                                                        194      2.73%       $2,249,286.87      2.95%
    (ii)  60-89 Days Delinquent                                                          0      0.00%                0.00      0.00%
    (iii) 90 Days or More Delinquent                                                     0      0.00%                0.00      0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Aggregate Net Losses for Collection Period                                                                $490,917.95
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                 $1,005,873.26
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                       362,037.61
    (iii) Recoveries on Previously Liquidated Contracts                                                        152,917.70
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                   170



I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated September 1, 1997, and is correct, to the best of my knowledge.

/s/ Thomas R. Blend                                               Vice-President                                 07/10/98
--------------------------------------------------------------------------------                                 -------------------
Signature                                                                  Title                                 Date

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
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

CREDIT SUISSE FIRST BOSTON                                                        Exhibit 20                                  Page 2

                                           Key Bank USA, N.A. Automotive Specialty Finance

                                      MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                 June 1, 1998 through June 30, 1998
I. COLLECTIONS

(A) Principal Payments Received (C(A)i)                                                                               $2,184,032.72
(B) Interest Payments Received (C(A)ii)                                                                                1,303,774.66
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                                             514,955.31
(D) Principal on Repurchased Contracts (C(A)iii)                                                                               0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                                 0.00
                                                                                                             ----------------------

(F) Total Collections (A+B+C+D+E)                                                                                     $4,002,762.69

                                                                                                             ----------------------

(G) Total Available Amount (F)                                                                                        $4,002,762.69

II. DISTRIBUTIONS

(A) Principal Payments Received (C(A)i)                                                                               $2,184,032.72
(B) Principal on Repurchased Contracts (C(A)iii)                                                                               0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                                          1,005,873.26
                                                                                                             ----------------------
(D) Principal Distribution Amount (A+B+C)                                                                             $3,189,905.98


(E) Current Servicing Fee Due                                                                                           $231,994.89
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                                      0.00
                                                                                                             ----------------------
(G) Total Servicing Fees Payable                                                                                         231,994.89
(H) Servicing Fees Paid from Collection Account                                                                          231,994.89
(I) Reserve Account Draw for Servicing Fees Payable                                                                            0.00
(J) Servicing Fee Shortfall                                                                                                    0.00
(K) Current Subordinated Servicing Fee                                                                                         0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                                   2,553,969.08

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                                                 $273,548.62
    (ii)   Class A Interest Distributable Amount                                                                         273,548.62
    (iii)   Class A Monthly Principal Distributable Amount                                                             2,137,261.99
    (iv)   Class A Principal Distributable Amount                                                                      2,137,261.99
                                                                                                             ----------------------

    (v) Total Distributable Amount (i+ii)                                                                             $2,410,810.61
    (vi) Class A Interest Paid from Collection Account                                                                   273,548.62
    (vii) Reserve Account Draw for Class A Interest Payable                                                                   $0.00
    (viii) Class A Interest Carryover Shortfall                                                                               $0.00
    (ix) Class A Principal Paid from Collection Account                                                                2,137,261.99
    (x) Reserve Account Draw for Class A Principal Payable                                                                     0.00
    (xi) Class A Principal Carryover Shortfall                                                                                 0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                                                  $71,643.90
    (ii)   Class B Interest Distributable Amount                                                                          71,643.90
    (iii)   Class B Monthly Principal Distributable Amount                                                               542,268.28
    (iv)   Class B Principal Distributable Amount                                                                        542,268.28
                                                                                                             ----------------------

    (v) Total Distributable Amount (i+ii)                                                                               $613,912.18
    (vi) Class B Interest Paid from Collection Account                                                                    71,643.90
    (vii) Reserve Account Draw for Class B Interest Payable                                                                   $0.00
    (viii) Class B Interest Carryover Shortfall                                                                               $0.00
    (ix) Class B Principal Paid from Collection Account                                                                  542,268.28
    (x) Reserve Account Draw for Class B Principal Payable                                                                     0.00
    (xi) Class B Principal Carryover Shortfall                                                                                 0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                                                  $46,094.42
    (ii)   Class C Interest Distributable Amount                                                                          46,094.42
    (iii)   Class C Monthly Principal Distributable Amount                                                               318,981.34
    (iv)   Class C Principal Distributable Amount                                                                        318,981.34
                                                                                                             ----------------------

    (v) Total Distributable Amount (i+ii)                                                                               $365,075.76
    (vi) Class C Interest Paid from Collection Account                                                                    46,094.42
    (vii) Reserve Account Draw for Class C Interest Payable                                                                   $0.00
    (viii) Class C Interest Carryover Shortfall                                                                               $0.00
    (ix) Class C Principal Paid from Collection Account                                                                  318,981.34
    (x) Reserve Account Draw for Class C Principal Payable                                                                     0.00
    (xi) Class C Principal Carryover Shortfall                                                                                 0.00

(P) Payment of Subordinated Servicing Fees
    (i)   Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                                $2,553,969.08
    (ii)  Subordinated Servicing Fees Paid from Collection Account                                                             0.00
    (iii)  Aggregate Subordinated Servicing Fees to Date (i-ii)                                                       $2,553,969.08

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                                       $191,394.36
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                                0.00

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
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

CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20         Page 3
                                           Key Bank USA, N.A. Automotive Specialty Finance

                                      MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                 June 1, 1998 through June 30, 1998

III. PAYAHEAD ACCOUNT INFORMATION

(A) Beginning Period Balance (B(Q))                                                                            $196,552.04
(B) Amounts Applied to Payahead Account (C(B))                                                                        0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                                               42,541.60
                                                                                                        ------------------
(D) Ending Period Balance                                                                                      $154,010.44

IV. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                                Begin. of Period            End of Period
                                                                                ----------------            -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                    $79,541,104.09             $76,351,198.11
    (ii)   Total Pool Factor                                                          0.7230715                  0.6940735
    (iii)  Receivables Balance                                                    79,541,104.09              76,351,198.11
    (iv)   Prefunding Account Balance                                                      0.00                       0.00
    (v)    Class A Note Balance                                                  $52,944,893.54             $50,807,631.55
    (vi)   Class A Principal Factor                                                   0.7183547                  0.6893564
    (vii)  Class B Note Balance                                                  $13,433,232.15             $12,890,963.87
    (viii) Class B Principal Factor                                                   0.7183547                  0.6893564
    (ix)   Class C Note Balance                                                   $7,901,901.26              $7,582,919.92
    (viii) Class C Principal Factor                                                   0.7183547                  0.6893564
    (ix)   Class D Certificate Balance                                            $5,261,077.15              $5,069,682.79

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                   19.92%                     19.91%
    (ii)  Weighted Average Remaining Maturity (WAM)                                       46.03 months               45.02 months
    (iii) Remaining Number of Contracts                                                   7,290                      7,105



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")


(A) Beginning RA Balance (B(H))                                                                              $4,421,365.94

(B) Draw for Servicing Fee (II(I))                                                                                    0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                       0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                       0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                       0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                       0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                        0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                        0.00

(I) Overcollateralization Amount                                                                            $25,543,566.56
(J) Maximum Specified Reserve Balance                                                                         5,500,223.98
(K) Specified Reserve Account Balance                                                                         5,500,223.98

(L) Amount Available for Deposit to the RA                                                                      380,969.24
                                                                                                        ------------------

(M) RA Balance Prior to Release                                                                              $4,802,335.18
(N) Specified Reserve Account Balance                                                                         5,500,223.98
(O) Reserve Account Release                                                                                           0.00

(P) Ending Reserve Account Balance                                                                           $4,802,335.18


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                                $490,917.95
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                          $1,005,873.26
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                               362,037.61
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                               152,917.70
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                        8,333,033.69

(D) Delinquent and Repossessed Contracts
                                                                                     Contracts                 Amount
                                                                                     ---------                 ------

    (i)   30-59 Days Delinquent (C(G)i)                                                194        2.73%      $2,249,286.87     2.95%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                 0        0.00%               0.00     0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                           0        0.00%               0.00     0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                           170        2.39%       1,813,494.22     2.38%


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
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

CREDIT SUISSE FIRST BOSTON                                                                               Exhibit 20          Page 4
                                           Key Bank USA, N.A. Automotive Specialty Finance

                                      MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                 June 1, 1998 through June 30, 1998


 VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE


 (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
     (i)   Second Preceding Collection Period                                                                     8.91%
     (ii)  Preceding Collection Period                                                                            9.32%
     (iii) Current Collection Period                                                                              7.41%
     (iv)  Three Month Average (Avg(i,ii,iii))                                                                    8.54%

 (B)    Ratio of Balance of Contracts Delinquent 60 Days or More
        and Balance of Financed Vehicles Repossessed but not
        Charged off to the Outstanding Pool Balance as of Each
        Collection Period.
     (i)   Second Preceeding Collection Period                                                                    1.81%
     (ii)  Preceeding Collection Period                                                                           1.63%
     (iii) Current Collection Period                                                                              2.38%
     (iv)  Three Month Average (Avg(i,ii,iii))                                                                    1.94%

 (C) Cumulative Net Loss Ratio                                                                                    7.58%

 (D) Loss and Delinquency Trigger Indicator                                                      Trigger Was Not Hit


 VIII. RECONCILIATION OF COLLECTION ACCOUNT


 (A) Collection Account Beginning Balance (I(H))                                                          4,002,762.69
 (B) Servicing Fee Paid (II(H))                                                                             231,994.89
 (C) Class A Interest Paid (II(M(vi)))                                                                      273,548.62
 (D) Class B Interest Paid (II(N(vi)))                                                                       71,643.90
 (E) Class C Interest Paid (II(O(vi)))                                                                       46,094.42
 (F) Class A Principal Paid (II(M(ix)))                                                                   2,137,261.99
 (G) Class B Principal Paid (II(N(ix)))                                                                     542,268.28
 (H) Class C Principal Paid (II(O(ix)))                                                                     318,981.34
 (I) Reserve Account Deposit                                                                                380,969.24
 (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                                      0.00
 (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                    0.00
 (L) Releases to Seller                                                                                           0.00







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
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

                                           AFG Receivables Trust 1997-B                                  Exhibit 20           Page 5
                                       Monthly Statement to Noteholders and Certificateholders
                                                    Servicer: Key Bank USA, N.A.
                                                Sub Servicer: AutoFinance Group, Inc.
                                              Indenture Trustee: Bankers Trust Company
                                            Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:           June 1, 1998 through June 30, 1998
Distribution Date:           07/15/98
Month:                       10

Statement for Class A, Class B and Class C Noteholders and Certificateholders
Pursuant  to Section 5.6 of the Sale and Servicing                                                         Per $1,000 of Outstanding
Agreement                                                                                                   Class A/Class B/Class C
                                                                                                                Certificate Amount
                                                                                                           -------------------------
(i)  Principal Distribution
          Class A Note  Amount                                                             2,137,261.99           40.3676701
          Class B Note  Amount                                                               542,268.28           40.3676701
          Class C Note  Amount                                                               318,981.34           40.3676701
          Certificates  Amount                                                               191,394.36           36.3793104


(ii)  Interest Distribution
          Class A Note  Amount                                                               273,548.62            5.1666667
          Class B Note  Amount                                                                71,643.90            5.3333330
          Class C Note  Amount                                                                46,094.42            5.8333328



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)          76,351,198.11


(iv)    Class A Notes Balance (end of Collection Period)                                  50,807,631.55
        Class A Pool Factor (end of Collection Period)                                        0.6893564
        Class B Notes Balance (end of Collection Period)                                  12,890,963.87
        Class B Pool Factor (end of Collection Period)                                        0.6893564
        Class C Notes Balance (end of Collection Period)                                   7,582,919.92
        Class C Pool Factor (end of Collection Period)                                        0.6893564
        Certificates Balance (end of Collection Period)                                    5,069,682.79



(v)  Basic Servicing Fee                                                                     231,994.89            2.9166667


(vi)   Aggregate Net Losses                                                                  490,917.95


(vii)   Reserve Account Balance after Giving Effect to Payments
        Made on Distribution Date                                                          4,802,335.18
        Specified Reserve Account Balance after Giving Effect to Payments
        Made on Distribution Date                                                          5,500,223.98
        Draws on Reserve Account                                                                   0.00
        Deposits to Reserve Account                                                          380,969.24


(viii)   Class A Notes Interest Carryover Shortfall                                                0.00            0.0000000
         Class B Notes Interest Carryover Shortfall                                                0.00            0.0000000
         Class C Notes Interest Carryover Shortfall                                                0.00            0.0000000
         Class A Notes Principal Carryover Shortfall                                               0.00            0.0000000
         Class B Notes Principal Carryover Shortfall                                               0.00            0.0000000
         Class C Notes Principal Carryover Shortfall                                               0.00            0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                   0.00


(x)  Delinquent Contracts
                                                                                          Number                     Balance
                                                                                     -----------------------------------------------
           30-59 Days                                                                               194                 2,249,286.87
           60-89 Days                                                                                 0                         0.00
           90 Days or More                                                                            0                         0.00






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